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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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                        Date of report (date of earliest
                                event reported):

                                 August 3, 2001


                          INTERNATIONAL GAME TECHNOLOGY
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              (Exact name of registrant as specified in its charter)


            Nevada                   001-10684                88-0173041
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Formation)                 File Number)         Identification Number)


                    9295 Prototype Drive, Reno, Nevada 89511
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               (Address of principal executive offices) (Zip Code)


                                 (775) 448-7777
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              (Registrant's telephone number, including area code)


                                 not applicable
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On Friday, August 3, 2001, International Game Technology filed an amended Report on Form 10-K for the year ended September 30, 2000 and amended Reports on Form 10-Q for the quarters ended December 30, 2000 and March 31, 2001. The amended reports are referred to below as the "Amended Reports." The Company also filed today its Report on Form 10-Q for the quarter ended June 30, 2001.

         This report comments on the Amended Reports.

         The Company's press release dated July 19, 2001 reported that the Company has reclassified its presentation of earnings from unconsolidated joint venture operations. The Amended Reports are being filed to reflect this change. The reclassification reflected in the Amended Reports had no impact on the Company's operating income, net income or earnings per share as reflected on the Company's consolidated statements of income and no impact on the Company's consolidated balance sheets and statements of cash flows as reported in prior filings.

In prior reports, the Company had reported earnings from unconsolidated joint venture operations as a component of gaming operations revenues. Gaming operations revenues reported in the Company's Report on Form 10-Q for the quarter ended June 30, 2001 and in the Amended Reports exclude revenues, net of expenses, of unconsolidated joint ventures. In the Report on Form 10-Q for the quarter ended June 30, 2001, the Amended Reports and going forward, the Company will report the net results of its unconsolidated joint ventures as a separate component of operating income on our income statement under a separate caption titled "Earnings of Unconsolidated Affiliates." As part of the Amended Reports, the Company also provided additional disclosure of the reasons for the impairment charge taken by the Company in the fourth quarter of fiscal 1999 related to its prior acquisition of Olympic Amusements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following exhibits are filed as part of this current report on Form 8-K.



                  None.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  INTERNATIONAL GAME TECHNOLOGY
                                  (Registrant)

                                  By: /s/ Maureen Mullarkey
Date: August 3, 2001              ___________________________________
                                  Name:    Maureen Mullarkey
                                  Its:     Chief Financial Officer and Vice
                                           President, Finance